UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2022 (February 16, 2022)

ARCONIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39162	84-2745636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Isabella Street, Suite 400 Pittsburgh, Pennsylvania	15212-5872
(Address of principal executive offices)	(Zip Code)

(412) 992-2500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ARNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On February 16, 2022, Arconic Corporation, a Delaware corporation (the “Company”), entered into Amendment No.1 (“Amendment No. 1”) and Amendment No. 2 (“Amendment No. 2”) to the Credit Agreement, dated as of May 13, 2020 (the “Credit Agreement”), among the Company, the Designated Borrowers party thereto from time to time, the Lenders and Issuing Banks party thereto and Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”).

Amendment No. 1 amended the Credit Agreement to replace the LIBOR-based floating interest rate under the Credit Agreement with a term SOFR-based floating interest rate, plus a credit spread adjustment equal to 0.10%, 0.15% or 0.25% per annum for SOFR-based borrowings with interest periods of one month, three months or six months, respectively.

Amendment No. 2 amended the Credit Agreement to, among other things, (i) increase the revolving commitments under the Credit Agreement from $800 million to $1,200 million and (ii) provide for an accordion feature allowing the Company to request additional increases to the revolving commitments in an aggregate principal amount of up to the greater of (x) $350 million and (y) the amount of excess borrowing base availability at the time of any such increase.

The foregoing description of the Amendments does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendments, which are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1	Amendment No. 1 to the Credit Agreement, dated as of February 16, 2022, among Arconic Corporation, the guarantors party thereto, the Lenders and Issuing Banks party thereto and Deutsche Bank AG New York Branch, as Administrative Agent.

10.2	Amendment No. 2 to the Credit Agreement, dated as of February 16, 2022, among Arconic Corporation, the guarantors party thereto, the Lenders and Issuing Banks party and Deutsche Bank AG New York Branch, as Administrative Agent.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2022

ARCONIC CORPORATION

By:	/s/ Erick R. Asmussen
Name:	Erick R. Asmussen
Title:	Executive Vice President and Chief Financial Officer